Discontinued Operations	6 Months Ended
Jun. 30, 2013
Discontinued Operations [Abstract]
Discontinued Operations

NOTE 3  – DISCONTINUED OPERATIONS

We account for closed retail locations as discontinued operations when the cash flows of a retail location have been eliminated from our ongoing operations, and we do not have any significant continuing involvement in its operations. In reaching the determination as to whether the cash flows of a retail location have been eliminated from our ongoing operations, we consider whether it is likely that customers will migrate to our other retail locations in the same geographic market.

We ceased operating all of our Target Mobile centers prior to March 31, 2013. We concluded that the cash flows from these centers were eliminated from our ongoing operations. Therefore, the results of these operations, net of income taxes, have been presented as discontinued operations in the Condensed Consolidated Statements of Comprehensive Income for all periods presented.

Upon ceasing these operations, we transitioned substantially all of our Target Mobile center employees to a third-party service provider that will continue to operate these locations on Target Corporation’s behalf. Net sales and operating revenues related to these discontinued operations were $2.4 million for the second quarter of 2013 and $72.2 million for the first six months of 2013, compared with $104.7 million and $199.6 million, respectively, for the same periods last year. The income (loss) before income taxes for these discontinued operations was income of $0.4 million for the second quarter of 2013 and a loss of $7.9 million for the first six months of 2013, compared with losses of $7.1 million and $12.4 million, respectively, for the same periods last year.

The amounts reported in discontinued operations for the second quarter of 2013 related to adjustments of estimates to actual results for items such as sales returns, wireless deactivations, and advertising expenses.